Farmer Mac Reports Third Quarter 2024 Results
- Outstanding Business Volume of $28.5 Billion -

WASHINGTON, D.C., November 4, 2024 — The Federal Agricultural Mortgage Corporation (Farmer Mac; NYSE: AGM and AGM.A), the nation's secondary market provider that increases the accessibility of financing for American agriculture and rural infrastructure, today announced its results for the fiscal quarter ended September 30, 2024.

“Farmer Mac delivered another solid quarter, demonstrating yet again the benefits of our successful efforts to continue to diversify our revenue streams, taking advantage of our strong capital base and uninterrupted access to low-cost capital,” said President and Chief Executive Officer, Brad Nordholm. “Growth across our loan portfolio into newer lines of business and higher spread businesses continues to pay dividends for us through changing market cycles. Proactive management of our balance sheet remains a core focus, enhancing our ability to accelerate opportunities to better serve American agriculture and rural infrastructure markets and deliver value to our stockholders.”

Third Quarter 2024 Highlights
•Provided $2.0 billion in liquidity and lending capacity to lenders serving rural America
•Net interest income was $86.8 million, compared to $87.6 million in third quarter 2023
•Net effective spread1 improved $2.0 million from the prior-year period to $85.4 million
•Net income attributable to common stockholders was $42.3 million
•Core earnings1 was $44.9 million, or $4.10 per diluted common share
•Maintained strong capital position with total core capital of $1.5 billion, exceeding statutory requirement by 66% and a Tier 1 Capital Ratio of 14.2% as of September 30, 2024
•As of September 30, 2024, Farmer Mac had 309 days of liquidity

$ in thousands, except per share amounts	Quarter Ended
	September 30, 2024	June 30, 2024	September 30, 2023	Sequential % Change	YOY % Change
Net Change in Business Volume	$(290,036)	$(88,891)	$914,959	N/A	N/A
Net Interest Income (GAAP)	$86,791	$87,340	$87,643	(1)%	(1)%
Net Effective Spread (Non-GAAP)	$85,396	$83,596	$83,424	2%	2%
Diluted EPS (GAAP)	$3.86	$3.68	$4.69	5%	(18)%
Core EPS (Non-GAAP)	$4.10	$3.63	$4.13	13%	(1)%

1 Non-GAAP Measure

Earnings Conference Call Information

The conference call to discuss Farmer Mac's third quarter 2024 financial results will be held beginning at 4:30 p.m. eastern time on Monday, November 4, 2024, and can be accessed by telephone or live webcast as follows:

Telephone (Domestic): (800) 836-8184
Telephone (International): (646) 357-8785
Webcast: https://www.farmermac.com/investors/events-presentations/

When dialing in to the call, please ask for the "Farmer Mac Earnings Conference Call." The call can be heard live and will also be available for replay on Farmer Mac’s website for two weeks following the conclusion of the call.

More complete information about Farmer Mac's performance for third quarter 2024 is in Farmer Mac's
Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed today with the SEC.

Use of Non-GAAP Measures

In the accompanying analysis of its financial information, Farmer Mac uses "non-GAAP measures," which are measures of financial performance that are not presented in accordance with GAAP. Specifically, Farmer Mac uses the following non-GAAP measures: "core earnings," "core earnings per share," and "net effective spread." Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP.

Core Earnings and Core Earnings Per Share

The main difference between core earnings and core earnings per share (non-GAAP measures) and net income attributable to common stockholders and earnings per common share (GAAP measures) is that those non-GAAP measures exclude the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Another difference is that these two non-GAAP measures exclude specified infrequent or unusual transactions that we believe are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. For example, in third quarter 2024, we excluded the loss on the retirement of the Series C Preferred Stock from core earnings and core earnings per share.

Net Effective Spread

Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. As further explained below, net effective spread differs from net interest income and net interest yield by excluding certain items from net interest income and net interest yield and including certain other items that net interest income and net interest yield do not contain.

Farmer Mac excludes from net effective spread the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts to reflect management's view that the net interest income Farmer Mac earns on the related Farmer Mac Guaranteed Securities owned by third parties is effectively a guarantee fee. Accordingly, the excluded interest income and interest expense associated with consolidated trusts is reclassified to guarantee and commitment fees in determining Farmer Mac's core earnings. Farmer Mac also excludes from net effective spread the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships because they are not expected to have an economic effect on Farmer Mac's financial performance, as we expect to hold the financial derivatives and corresponding hedged items to maturity.

Net effective spread also differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives"). Farmer Mac uses interest rate swaps to manage its interest rate risk exposure by synthetically modifying the interest rate reset or maturity characteristics of certain assets and liabilities. The accrual of the contractual amounts due on interest rate swaps designated in hedge accounting relationships is included as an adjustment to the yield or cost of the hedged item and is included in net interest income. For undesignated financial derivatives, Farmer Mac records the income or expense related to the accrual of the contractual amounts due in "(Losses)/gains on financial derivatives" on the consolidated statements of operations. However, the accrual of the contractual amounts due for undesignated financial derivatives are included in Farmer Mac's calculation of net effective spread.

Net effective spread also differs from net interest income and net interest yield because it includes the net effects of terminations or net settlements on financial derivatives, which consist of: (1) the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and (2) the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps. The inclusion of these items in net effective spread is intended to reflect our view of the complete net spread between an asset and all of its related funding, including any associated derivatives, whether or not they are designated in a hedge accounting relationship.

More information about Farmer Mac’s use of non-GAAP measures is available in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations" in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2023, filed February 23, 2024 with the SEC. For a reconciliation of Farmer Mac's net income attributable to common stockholders to core earnings and of earnings per common share to core earnings per share, and net interest income and net interest yield to net effective spread, see "Reconciliations" below.

Forward-Looking Statements

Management's expectations for Farmer Mac's future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac's actual results to differ materially from the expectations as expressed or implied by the forward-looking statements in this release, including uncertainties about:

•the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms;
•legislative or regulatory developments that could affect Farmer Mac, its sources of business, or agricultural or rural infrastructure industries;
•fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries;
•the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac;
•the general rate of growth in agricultural mortgage and rural infrastructure indebtedness;
•the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or rural infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies, fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices;
•the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes;
•developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac;
•the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and
•other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, climate change, or fluctuations in agricultural real estate values.

Other risk factors are discussed in "Risk Factors" in Part I, Item 1A in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 23, 2024. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this release. The forward-looking statements contained in this release represent management's expectations as of the date of this release. Farmer Mac undertakes no obligation to release publicly the results of revisions to any forward-looking statements included in this release to reflect new information or any future events or circumstances, except as otherwise required by applicable law. The information in this release is not necessarily indicative of future results.

About Farmer Mac

Farmer Mac is driven by its mission to increase the accessibility of financing for American agriculture and rural infrastructure. As the nation’s premier secondary market for agricultural credit, we provide financial solutions to a broad spectrum of customers supporting rural America, including agricultural lenders, agribusinesses, and rural electric cooperatives. We are uniquely positioned to facilitate competitive access to financing that fuels growth, innovation, and prosperity in America’s rural and agricultural communities. Additional information about Farmer Mac (including the Annual Report on Form 10-K referenced above) is available on our website at www.farmermac.com.

CONTACT:     Jalpa Nazareth, Investor Relations
Lisa Meyer, Media Inquiries
(202) 872-7700

* * * *

FEDERAL AGRICULTURAL MORTGAGE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

	As of
	September 30, 2024	December 31, 2023
	(in thousands)
Assets:
Cash and cash equivalents	$842,056	$888,707
Investment securities:
Available-for-sale, at fair value (amortized cost of $5,941,321 and $5,060,135, respectively)	5,877,936	4,918,931
Held-to-maturity, at amortized cost	9,270	53,756
Other investments	8,587	6,817
Total Investment Securities	5,895,793	4,979,504
Farmer Mac Guaranteed Securities:
Available-for-sale, at fair value (amortized cost of $5,939,268 and $5,825,433, respectively)	5,761,691	5,532,479
Held-to-maturity, at amortized cost	2,961,071	4,213,069
Total Farmer Mac Guaranteed Securities	8,722,762	9,745,548
USDA Securities:
Trading, at fair value	842	1,241
Held-to-maturity, at amortized cost	2,343,873	2,354,171
Total USDA Securities	2,344,715	2,355,412
Loans:
Loans held for investment, at amortized cost	10,668,844	9,623,119
Loans held for investment in consolidated trusts, at amortized cost	1,718,440	1,432,261
Allowance for losses	(19,951)	(16,031)
Total loans, net of allowance	12,367,333	11,039,349
Financial derivatives, at fair value	49,197	37,478
Accrued interest receivable (includes $14,781 and $16,764, respectively, related to consolidated trusts)	253,102	287,128
Guarantee and commitment fees receivable	46,077	49,832
Deferred tax asset, net	—	8,470
Prepaid expenses and other assets	94,186	132,954
Total Assets	$30,615,221	$29,524,382

Liabilities and Equity:
Liabilities:
Notes payable	$27,129,456	$26,336,542
Debt securities of consolidated trusts held by third parties	1,616,513	1,351,069
Financial derivatives, at fair value	64,351	117,131
Accrued interest payable (includes $8,236 and $9,407, respectively, related to consolidated trusts)	214,644	181,841
Guarantee and commitment obligation	43,939	47,563
Accounts payable and accrued expenses	81,697	76,662
Deferred tax liability, net	754	—
Reserve for losses	1,523	1,711
Total Liabilities	29,152,877	28,112,519
Commitments and Contingencies
Equity:
Preferred stock:
Series C, par value $25 per share, 3,000,000 shares authorized, issued and outstanding as of December 31, 2023 (redemption value $75,000,000)	—	73,382
Series D, par value $25 per share, 4,000,000 shares authorized, issued and outstanding	96,659	96,659
Series E, par value $25 per share, 3,180,000 shares authorized, issued and outstanding	77,003	77,003
Series F, par value $25 per share, 4,800,000 shares authorized, issued and outstanding	116,160	116,160
Series G, par value $25 per share, 5,000,000 shares authorized, issued and outstanding	121,327	121,327
Common stock:
Class A Voting, $1 par value, no maximum authorization, 1,030,780 shares outstanding	1,031	1,031
Class B Voting, $1 par value, no maximum authorization, 500,301 shares outstanding	500	500
Class C Non-Voting, $1 par value, no maximum authorization, 9,354,301 shares and 9,310,872 shares outstanding, respectively	9,354	9,311
Additional paid-in capital	135,225	132,919
Accumulated other comprehensive loss, net of tax	(2,554)	(40,145)
Retained earnings	907,639	823,716
Total Equity	1,462,344	1,411,863
Total Liabilities and Equity	$30,615,221	$29,524,382

FEDERAL AGRICULTURAL MORTGAGE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
	(in thousands, except per share amounts)
Interest income:
Investments and cash equivalents	$88,879	$79,947	$258,341	$209,429
Farmer Mac Guaranteed Securities and USDA Securities	156,602	161,351	489,478	442,649
Loans	162,247	140,513	459,932	388,837
Total interest income	407,728	381,811	1,207,751	1,040,915
Total interest expense	320,937	294,168	947,252	795,537
Net interest income	86,791	87,643	260,499	245,378
(Provision for)/release of losses	(3,428)	136	(7,806)	(1,484)
Net interest income after (provision for)/release of losses	83,363	87,779	252,693	243,894
Non-interest income/(expense):
Guarantee and commitment fees	4,015	5,520	11,729	12,942
(Losses)/gains on financial derivatives	(1,934)	2,671	(1,654)	4,763
Losses on sale of mortgage loans	—	—	(1,147)	—
Gains on sale of available-for-sale investment securities	—	—	1,052	—
Release of/(provision for) reserve for losses	170	45	188	(227)
Other income	1,418	1,269	3,341	3,253
Non-interest income	3,669	9,505	13,509	20,731
Operating expenses:
Compensation and employee benefits	15,237	14,103	48,334	43,391
General and administrative	8,625	9,100	25,784	26,047
Regulatory fees	725	831	2,175	2,497
Real estate owned operating costs, net	196	—	196	—
Operating expenses	24,783	24,034	76,489	71,935
Income before income taxes	62,249	73,250	189,713	192,690
Income tax expense	12,421	15,113	39,034	40,306
Net income	49,828	58,137	150,679	152,384
Preferred stock dividends	(5,897)	(6,792)	(19,480)	(20,374)
Loss on retirement of preferred stock	(1,619)	—	(1,619)	—
Net income attributable to common stockholders	$42,312	$51,345	$129,580	$132,010

Earnings per common share:
Basic earnings per common share	$3.89	$4.74	$11.93	$12.20
Diluted earnings per common share	$3.86	$4.69	$11.82	$12.08

Reconciliations
Reconciliations of Farmer Mac's net income attributable to common stockholders to core earnings and core earnings per share are presented in the following tables along with information about the composition of core earnings for the periods indicated:

Reconciliation of Net Income Attributable to Common Stockholders to Core Earnings
	For the Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
	(in thousands, except per share amounts)
Net income attributable to common stockholders	$42,312	$40,313	$51,345
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(1,064)	(359)	2,921
Gains on hedging activities due to fair value changes	205	2,604	3,210
Unrealized gains/(losses) on trading assets	99	(87)	1,714
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	27	26	29
Net effects of terminations or net settlements on financial derivatives	(503)	(1,505)	(79)
Issuance costs on the retirement of preferred stock	(1,619)	—	—
Income tax effect related to reconciling items	260	(143)	(1,638)
Sub-total	(2,595)	536	6,157
Core earnings	$44,907	$39,777	$45,188

Composition of Core Earnings:
Revenues:
Net effective spread(1)	$85,396	$83,596	$83,424
Guarantee and commitment fees(2)	4,997	5,256	4,828
Gain on sale of investment securities (GAAP)	—	1,052	—
Loss on sale of mortgage loan (GAAP)	—	(1,147)	—
Other(3)	1,133	481	1,056
Total revenues	91,526	89,238	89,308

Credit related expense (GAAP):
Provision for/(release of) losses	3,258	6,230	(181)
REO operating expenses	196	—	—
Total credit related expense	3,454	6,230	(181)

Operating expenses (GAAP):
Compensation and employee benefits	15,237	14,840	14,103
General and administrative	8,625	8,904	9,100
Regulatory fees	725	725	831
Total operating expenses	24,587	24,469	24,034

Net earnings	63,485	58,539	65,455
Income tax expense(4)	12,681	11,970	13,475
Preferred stock dividends (GAAP)	5,897	6,792	6,792
Core earnings	$44,907	$39,777	$45,188

Core earnings per share:
Basic	$4.13	$3.66	$4.17
Diluted	$4.10	$3.63	$4.13
(1)Net effective spread is a non-GAAP measure. See "Use of Non-GAAP Measures" above for an explanation of net effective spread. See below for a reconciliation of net interest income to net effective spread.

(2)Includes interest income and interest expense related to consolidated trusts owned by third parties reclassified from net interest income to guarantee and commitment fees to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee on the consolidated Farmer Mac Guaranteed Securities.
(3)Reflects reconciling adjustments for the reclassification to exclude expenses related to interest rate swaps not designated as hedges and terminations or net settlements on financial derivatives, and reconciling adjustments to exclude fair value adjustments on financial derivatives and trading assets and the recognition of deferred gains over the estimated lives of certain Farmer Mac Guaranteed Securities and USDA Securities.
(4)Includes the tax impact of non-GAAP reconciling items between net income attributable to common stockholders and core earnings.

Reconciliation of Net Income Attributable to Common Stockholders to Core Earnings
	For the Nine Months Ended
	September 30, 2024	September 30, 2023
	(in thousands, except per share amounts)
Net income attributable to common stockholders	$129,580	$132,010
Less reconciling items:
Gains on undesignated financial derivatives due to fair value changes	260	5,978
Gains/(losses) on hedging activities due to fair value changes	5,811	(1,796)
Unrealized (losses)/gains on trading assets	(2)	2,016
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	84	87
Net effects of terminations or net settlements on financial derivatives	(2,200)	1,027
Issuance costs on the retirement of preferred stock	(1,619)	—
Income tax effect related to reconciling items	(830)	(1,536)
Sub-total	1,504	5,776
Core earnings	$128,076	$126,234

Composition of Core Earnings:
Revenues:
Net effective spread(1)	$252,036	$242,429
Guarantee and commitment fees(2)	15,235	14,063
Gain on sale of investment securities (GAAP)	1,052	—
Loss on sale of mortgage loan (GAAP)	(1,147)	—
Other(3)	2,691	2,532
Total revenues	269,867	259,024

Credit related expense (GAAP):
Provision for losses	7,618	1,711
REO operating expenses	196	—
Total credit related expense	7,814	1,711

Operating expenses (GAAP):
Compensation and employee benefits	48,334	43,391
General and administrative	25,784	26,047
Regulatory fees	2,175	2,497
Total operating expenses	76,293	71,935

Net earnings	185,760	185,378
Income tax expense(4)	38,204	38,770
Preferred stock dividends (GAAP)	19,480	20,374
Core earnings	$128,076	$126,234

Core earnings per share:
Basic	$11.79	$11.66
Diluted	$11.69	$11.56
(1)Net effective spread is a non-GAAP measure. See "Use of Non-GAAP Measures" above for an explanation of net effective spread. See below for a reconciliation of net interest income to net effective spread.
(2)Includes interest income and interest expense related to consolidated trusts owned by third parties reclassified from net interest income to guarantee and commitment fees to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee on the consolidated Farmer Mac Guaranteed Securities.

(3)Reflects reconciling adjustments for the reclassification to exclude expenses related to interest rate swaps not designated as hedges and terminations or net settlements on financial derivatives, and reconciling adjustments to exclude fair value adjustments on financial derivatives and trading assets and the recognition of deferred gains over the estimated lives of certain Farmer Mac Guaranteed Securities and USDA Securities.
(4)Includes the tax impact of non-GAAP reconciling items between net income attributable to common stockholders and core earnings.

Reconciliation of GAAP Basic Earnings Per Share to Core Earnings Basic Earnings Per Share
	For the Three Months Ended			For the Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
	(in thousands, except per share amounts)
GAAP - Basic EPS	$3.89	$3.71	$4.74	$11.93	$12.20
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(0.09)	(0.03)	0.27	0.02	0.55
Gains/(losses) on hedging activities due to fair value changes	0.02	0.24	0.30	0.54	(0.17)
Unrealized gains/(losses) on trading securities	0.01	(0.01)	0.16	—	0.19
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	—	—	—	0.01	0.01
Net effects of terminations or net settlements on financial derivatives	(0.05)	(0.14)	(0.01)	(0.20)	0.10
Issuance costs on the retirement of preferred stock	(0.15)	—	—	(0.15)	—
Income tax effect related to reconciling items	0.02	(0.01)	(0.15)	(0.08)	(0.14)
Sub-total	(0.24)	0.05	0.57	0.14	0.54
Core Earnings - Basic EPS	$4.13	$3.66	$4.17	$11.79	$11.66

Shares used in per share calculation (GAAP and Core Earnings)	10,883	10,879	10,839	10,869	10,825

Reconciliation of GAAP Diluted Earnings Per Share to Core Earnings Diluted Earnings Per Share
	For the Three Months Ended			For the Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
	(in thousands, except per share amounts)
GAAP - Diluted EPS	$3.86	$3.68	$4.69	$11.82	$12.08
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(0.09)	(0.03)	0.27	0.02	0.54
Gains/(losses) on hedging activities due to fair value changes	0.02	0.24	0.29	0.53	(0.16)
Unrealized gains/(losses) on trading securities	0.01	(0.01)	0.16	—	0.18
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	—	—	—	0.01	0.01
Net effects of terminations or net settlements on financial derivatives	(0.05)	(0.14)	(0.01)	(0.20)	0.09
Issuance costs on the retirement of preferred stock	(0.15)	—	—	(0.15)	—
Income tax effect related to reconciling items	0.02	(0.01)	(0.15)	(0.08)	(0.14)
Sub-total	(0.24)	0.05	0.56	0.13	0.52
Core Earnings - Diluted EPS	$4.10	$3.63	$4.13	$11.69	$11.56

Shares used in per share calculation (GAAP and Core Earnings)	10,966	10,956	10,938	10,968	10,924

The following table presents a reconciliation of net interest income and net yield to net effective spread for the periods indicated:

Reconciliation of GAAP Net Interest Income/Yield to Net Effective Spread
	For the Three Months Ended						For the Nine Months Ended
	September 30, 2024		June 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
	(dollars in thousands)
Net interest income/yield	$86,791	1.15%	$87,340	1.15%	$87,643	1.22%	$260,499	1.15%	$245,378	1.16%
Net effects of consolidated trusts	(1,065)	0.02%	(1,371)	0.02%	(1,024)	0.02%	(3,488)	0.02%	(3,123)	0.02%
Expense related to undesignated financial derivatives	(858)	(0.01)%	(486)	(0.01)%	(805)	(0.01)%	(1,379)	(0.01)%	(3,999)	(0.02)%
Amortization of premiums/discounts on assets consolidated at fair value	(24)	—%	(21)	—%	(24)	—%	(72)	—%	(71)	—%
Amortization of losses due to terminations or net settlements on financial derivatives	757	0.01%	738	0.01%	844	0.01%	2,287	0.01%	2,448	0.01%
Fair value changes on fair value hedge relationships	(205)	(0.01)%	(2,604)	(0.03)%	(3,210)	(0.04)%	(5,811)	(0.02)%	1,796	0.01%
Net effective spread	$85,396	1.16%	$83,596	1.14%	$83,424	1.20%	$252,036	1.15%	$242,429	1.18%

The following table presents core earnings for Farmer Mac's reportable operating segments and a reconciliation to consolidated net income for the three months ended September 30, 2024:

Core Earnings by Business Segment
For the Three Months Ended September 30, 2024
	Agricultural Finance		Rural Infrastructure		Treasury		Corporate
	Farm & Ranch	Corporate AgFinance	Rural Utilities	Renewable Energy	Funding	Investments		Reconciling Adjustments		Consolidated Net Income
	(in thousands)
Net interest income	$36,816	$6,397	$7,608	$3,810	$31,217	$943	$—	$—		$86,791
Less: reconciling adjustments(1)(2)(3)	(1,061)	—	(29)	—	(305)	—	—	1,395		—
Net effective spread	35,755	6,397	7,579	3,810	30,912	943	—	1,395		—
Guarantee and commitment fees	4,304	168	338	187	—	—	—	(982)		4,015
Gain on sale of investment securities	—	—	—	—	—	—	—	—		—
Loss on sale of mortgage loans	—	—	—	—	—	—	—	—		—
Other income/(expense)(3)	1,091	40	—	—	—	10	(8)	(1,649)		(516)
Total revenues	41,150	6,605	7,917	3,997	30,912	953	(8)	(1,236)		90,290

Provision for losses	(116)	(1,779)	(1,195)	(337)	—	(1)	—	—		(3,428)

Release of reserve for losses	126	—	44	—	—	—	—	—		170
Operating expenses	(196)	—	—	—	—	—	(24,587)	—		(24,783)
Total non-interest expense	(70)	—	44	—	—	—	(24,587)	—		(24,613)
Core earnings before income taxes	40,964	4,826	6,766	3,660	30,912	952	(24,595)	(1,236)	(4)	62,249
Income tax (expense)/benefit	(8,602)	(1,013)	(1,421)	(768)	(6,492)	(201)	5,816	260		(12,421)
Core earnings before preferred stock dividends	32,362	3,813	5,345	2,892	24,420	751	(18,779)	(976)	(4)	49,828
Preferred stock dividends	—	—	—	—	—	—	(5,897)	—		(5,897)
Loss on retirement of preferred stock	—	—	—	—	—	—	—	(1,619)		(1,619)
Segment core earnings/(losses)	$32,362	$3,813	$5,345	$2,892	$24,420	$751	$(24,676)	$(2,595)	(4)	$42,312

Total Assets	$14,562,142	$1,662,687	$6,952,605	$985,435	$—	$6,389,160	$63,192	$—		$30,615,221
Total on- and off-balance sheet program assets at principal balance	$18,090,374	$1,842,780	$7,440,141	$1,095,008	$—	$—	$—	$—		$28,468,303
(1)Includes the amortization of premiums and discounts on assets consolidated at fair value, originally included in interest income, to reflect core earnings amounts.
(2)Includes the reclassification of interest income and interest expense from consolidated trusts owned by third parties to guarantee and commitment fees, to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee.
(3)Includes the reclassification of interest expense related to interest rate swaps not designated as hedges, which are included in "(Losses)/gains on financial derivatives" on the consolidated financial statements, to determine the effective funding cost for each operating segment.
(4)Net adjustments to reconcile to the corresponding income measures: core earnings before income taxes reconciled to income before income taxes; core earnings before preferred stock dividends reconciled to net income; and segment core earnings reconciled to net income attributable to common stockholders.

Supplemental Information
The following table sets forth information about outstanding volume in each of Farmer Mac's lines of business as of the dates indicated:

Outstanding Business Volume
	On or Off Balance Sheet	As of September 30, 2024	As of December 31, 2023
		(in thousands)
Agricultural Finance:
Farm & Ranch:
Loans	On-balance sheet	$5,253,260	$5,133,450
Loans held in consolidated trusts:
Beneficial interests owned by third-party investors (single-class)(1)	On-balance sheet	879,727	870,912
Beneficial interests owned by third-party investors (structured)(1)	On-balance sheet	838,713	561,349
IO-FMGS(2)	On-balance sheet	8,886	9,409
USDA Securities	On-balance sheet	2,373,473	2,368,872
AgVantage Securities(1)	On-balance sheet	4,975,000	5,835,000
LTSPCs and unfunded loan commitments	Off-balance sheet	2,767,320	2,999,943
Other Farmer Mac Guaranteed Securities(3)	Off-balance sheet	430,628	452,602
Loans serviced for others	Off-balance sheet	563,367	577,264
Total Farm & Ranch		$18,090,374	$18,808,801
Corporate AgFinance:
Loans	On-balance sheet	$1,297,563	$1,259,723
AgVantage Securities(1)	On-balance sheet	354,876	288,879
Unfunded loan commitments	Off-balance sheet	190,341	145,377
Total Corporate AgFinance		$1,842,780	$1,693,979
Total Agricultural Finance		$19,933,154	$20,502,780
Rural Infrastructure Finance:
Rural Utilities:
Loans	On-balance sheet	$3,395,123	$3,094,477
AgVantage Securities(1)	On-balance sheet	3,540,631	3,898,468
LTSPCs and unfunded loan commitments	Off-balance sheet	504,387	487,778
Total Rural Utilities		$7,440,141	$7,480,723
Renewable Energy:
Loans	On-balance sheet	$988,232	$440,286
Unfunded loan commitments	Off-balance sheet	106,776	47,235
Total Renewable Energy		$1,095,008	$487,521
Total Rural Infrastructure Finance		$8,535,149	$7,968,244
Total		$28,468,303	$28,471,024
(1)A type of Farmer Mac Guaranteed Security.
(2)An interest-only Farmer Mac Guaranteed Security retained as part of a structured securitization.
(3)Other categories of Farmer Mac Guaranteed Securities that were sold by Farmer Mac to third parties

The following table presents the quarterly net effective spread (a non-GAAP measure) by segment:

	Net Effective Spread(1)
	Agricultural Finance				Rural Infrastructure Finance				Treasury
	Farm & Ranch		Corporate AgFinance		Rural Utilities		Renewable Energy		Funding		Investments		Net Effective Spread
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
	(dollars in thousands)
For the quarter ended:
September 30, 2024(2)	$35,755	1.05%	$6,397	1.56%	$7,579	0.44%	$3,810	1.78%	$30,912	0.42%	$943	0.05%	$85,396	1.16%
June 30, 2024	34,156	0.98%	7,866	1.91%	7,646	0.44%	2,999	1.86%	30,268	0.41%	661	0.04%	83,596	1.14%
March 31, 2024	32,843	0.95%	7,971	2.05%	7,232	0.42%	2,049	1.75%	32,474	0.45%	475	0.03%	83,044	1.14%
December 31, 2023	33,329	0.98%	8,382	2.06%	7,342	0.43%	1,540	1.69%	33,361	0.47%	597	0.04%	84,551	1.19%
September 30, 2023	32,718	0.97%	8,250	2.05%	6,362	0.39%	1,150	1.46%	34,412	0.49%	532	0.04%	83,424	1.20%
June 30, 2023	34,388	1.03%	7,444	1.92%	5,808	0.38%	1,100	1.47%	32,498	0.48%	594	0.04%	81,832	1.20%
March 31, 2023	32,465	0.97%	7,148	1.94%	5,507	0.36%	858	1.53%	31,738	0.47%	(543)	(0.04)%	77,173	1.15%
December 31, 2022	32,770	0.98%	7,471	1.94%	4,960	0.34%	935	1.76%	27,656	0.42%	(2,689)	(0.19)%	71,103	1.07%
September 30, 2022	33,343	1.04%	7,600	1.99%	4,220	0.30%	705	1.97%	22,564	0.36%	(2,791)	(0.21)%	65,641	1.03%
(1)Farmer Mac excludes the Corporate segment in the presentation above because the segment does not have any interest-earning assets.
(2)See above for a reconciliation of GAAP net interest income by line of business to net effective spread by line of business for the three months ended September 30, 2024.

The following table presents quarterly core earnings reconciled to net income attributable to common stockholders:

Core Earnings by Quarter Ended
	September 2024	June 2024	March 2024	December 2023	September 2023	June 2023	March 2023	December 2022	September 2022
	(in thousands)
Revenues:
Net effective spread	$85,396	$83,596	$83,044	$84,551	$83,424	$81,832	$77,173	$71,103	$65,641
Guarantee and commitment fees	4,997	5,256	4,982	4,865	4,828	4,581	4,654	4,677	4,201
Gain on sale of investment securities	—	1,052	—	—	—	—	—	—	—
Loss on sale of mortgage loan	—	(1,147)	—	—	—	—	—	—	—
Other	1,133	481	1,077	767	1,056	409	1,067	390	473
Total revenues	91,526	89,238	89,103	90,183	89,308	86,822	82,894	76,170	70,315

Credit related expense/(income):
Provision for/(release of) losses	3,258	6,230	(1,870)	(575)	(181)	1,142	750	1,945	450
REO operating expenses	196	—	—	—	—	—	—	819	—
Total credit related expense/(income)	3,454	6,230	(1,870)	(575)	(181)	1,142	750	2,764	450

Operating expenses:
Compensation and employee benefits	15,237	14,840	18,257	15,523	14,103	13,937	15,351	12,105	11,648
General and administrative	8,625	8,904	8,255	8,916	9,100	9,420	7,527	8,055	6,919
Regulatory fees	725	725	725	725	831	831	835	832	812
Total operating expenses	24,587	24,469	27,237	25,164	24,034	24,188	23,713	20,992	19,379

Net earnings	63,485	58,539	63,736	65,594	65,455	61,492	58,431	52,414	50,486
Income tax expense	12,681	11,970	13,553	13,881	13,475	12,539	12,756	11,210	10,303
Preferred stock dividends	5,897	6,792	6,791	6,791	6,792	6,791	6,791	6,791	6,791
Core earnings	$44,907	$39,777	$43,392	$44,922	$45,188	$42,162	$38,884	$34,413	$33,392

Reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	$(1,064)	$(359)	$1,683	$(836)	$2,921	$2,141	$916	$1,596	$6,441
Gains/(losses) on hedging activities due to fair value changes	205	2,604	3,002	(3,598)	3,210	(4,901)	(105)	(148)	(624)
Unrealized gains/(losses) on trading assets	99	(87)	(14)	(37)	1,714	(57)	359	31	(757)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	27	26	31	88	29	29	29	57	24
Net effects of terminations or net settlements on financial derivatives	(503)	(1,505)	(192)	(800)	(79)	583	523	1,268	(3,522)
Issuance costs on the retirement of preferred stock	(1,619)	—	—	—	—	—	—	—	—
Income tax effect related to reconciling items	260	(143)	(947)	1,089	(1,638)	464	(362)	(590)	(327)
Net income attributable to common stockholders	$42,312	$40,313	$46,955	$40,828	$51,345	$40,421	$40,244	$36,627	$34,627